Property and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property and Equipment

4.        Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method, over estimated useful lives, ranging generally from five to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

Property and equipment consisted of the following at (in thousands):

	December 31,
	2015	2014

Lab equipment	$541	$448
Computers	41	24
Furniture and fixtures	56	50

Total	638	522
Accumulated depreciation	(192)	(76)

Property and equipment, net	$446	$446

Depreciation expense totaled $0.1 million and $0.07 million for the years ended December 31, 2015 and 2014, respectively.